UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  September 21, 2006

(Date of earliest event reported):  September 20, 2006

Main Street Trust, Inc.

(Exact name of registrant as specified in its charter)

Illinois	000-30031	37-1338484
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 W. University Ave., Champaign, Illinois	61820-4028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (217) 351-6500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On September 20, 2006, Main Street Trust, Inc., an Illinois corporation (“Main Street”), entered into a merger of equals transaction (the “Merger”) with First Busey Corporation, a Nevada corporation (“First Busey”), pursuant to an Agreement and Plan of Merger between Main Street and First Busey (the “Merger Agreement”).  Following the completion of the Merger, Busey Bank, a wholly-owned subsidiary of First Busey and Main Street Bank & Trust, a wholly-owned subsidiary of Main Street, will be merged.  A copy of the Press Release, dated September 21, 2006, issued by Main Street and First Busey relating to the Merger, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The description of the Merger Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement.

Under the terms of the Merger Agreement, Main Street shareholders will receive 1.55 shares of common stock of First Busey for each share of common stock of Main Street (the “Exchange Ratio”) owned by the shareholder, with cash to be paid in lieu of fractional shares of First Busey common stock.  The exchange is expected to qualify as a tax-free transaction.  Main Street stock options will convert upon completion of the Merger into stock options with respect to First Busey common stock, subject to adjustment to reflect the Exchange Ratio.  The options held by employees and directors of both Main Street and First Busey will accelerate upon completion of the Merger both as to vesting and as to exercisability.

The Merger has been unanimously approved by the Board of Directors of each of Main Street and First Busey, and is subject to certain regulatory approvals as well as the approval and adoption of the Merger Agreement by a majority of the shareholders of Main Street and First Busey, the receipt by Main Street and First Busey of opinions that the Merger will qualify as a tax-free transaction and other customary closing conditions.  Main Street and First Busey have made customary representations and warranties about their business and covenants pending the closing of the Merger, including covenants by each of Main Street and First Busey to conduct its business in the ordinary course and to cause a shareholder meeting to be held to vote upon the Merger Agreement.  Each party has agreed not to (i) solicit proposals related to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.  First Busey will register under the Securities Act of 1933, as amended (the “Securities Act”), the shares to be issued in connection with the Merger.

Each party also has the right to terminate the Merger Agreement under certain circumstances.  Either Main Street or First Busey may, with certain exceptions, terminate the Merger Agreement if the Merger is not consummated by September 20, 2007.

Upon completion of the Merger and pursuant to the Merger Agreement, Douglas C. Mills, the Chairman, President and Chief Executive Officer of First Busey, will be appointed as the Chairman of the combined company through the 2009 annual meeting of shareholders of the combined company, after which, Gregory B. Lykins, the current Chairman of the Board of Main Street, is expected to be appointed as Chairman of the combined company.  In addition, the Merger Agreement provides that Van A. Dukeman, the President and Chief Executive Officer of Main Street, will become President and Chief Executive Officer of the combined company and Chairman of the resulting Bank.  Lee O’Neill, Chairman and Chief Executive Officer of Busey Bank, will become President and Chief Executive Officer of the resulting bank.  David B. White,

Vice President, Treasure and Chief Financial Officer of Main Street, will serve as the Executive Vice President and Chief Operating Officer of the combined company.  Barbara J. Harrington, Chief Financial Officer of First Busey, will serve as Executive Vice President and Chief Financial Officer of the combined company.  In connection with the Merger Agreement, Messrs. Lykins, Dukeman and White have entered into letter agreements that amend the terms of their current employment agreements, descriptions of which are included below.

The combined company’s board of directors will initially be comprised of ten members, with five appointed by Main Street and five appointed by First Busey. As a result of the Merger, if approved and consummated, the First Busey articles of incorporation and by-laws will be amended to implement provisions relating to, among other things, the increase in total number of authorized shares of the combined company and the board of directors of the combined company after the Merger.

The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of Main Street and First Busey. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Merger Agreement.

In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a shareholder might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Merger Agreement, together with the other information concerning Main Street and First Busey that each company publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

Employment Agreements

Concurrently with the execution of the Merger Agreement, Main Street entered into letter agreements with Gregory B. Lykins, the Chairman of the Board of Directors, Van A. Dukeman, the President and Chief Executive Officer and David B. White, the Executive Vice President, Treasurer and Chief Financial Officer.  On September 20, 2006, Main Street entered into a letter agreement with Mr. Lykins (the “Lykins Letter”).  Pursuant to the Lykins Letter, Mr. Lykins agreed to resign from his positions with Main Street effective upon the closing of the Merger.  Additionally, the Lykins Letter provides that, effective upon the closing of the Merger, Mr. Lykins will receive a one-time change of control payment, will continue as an employee of Main Street or its successor and receive an annual salary of $50,000.

Additionally, on September 20, 2006, Main Street entered into a letter agreement with Mr. Dukeman (the “Dukeman Letter”) to amend Mr. Dukeman’s Employment Agreement, dated December 26, 2001 (the “Dukeman Employment Agreement”) effective upon the closing of the Merger.  Pursuant to the Dukeman Letter, Mr. Dukeman will serve as the President and Chief Executive Officer of the combined company and has agreed to waive change in control benefits under the Dukeman Employment Agreement with respect to the Merger.

Additionally, on September 20, 2006, Main Street entered into a letter agreement with Mr. White (the “White Letter”) to amend Mr. White’s Employment Agreement, dated January 1, 1994 (the “White Employment Agreement”) effective upon the closing of the Merger.  Pursuant to the White Letter, Mr. White will serve as the Executive Vice President and Chief Operating Officer of the combined company and the term of White Employment Agreement will be extended through the third anniversary of the closing date of the Merger.  Additionally, Mr. White agreed to waive certain “walk away” rights following a change of control of Main Street.  Pursuant to the White Letter, Mr. White is entitled to a change of control payment if he is terminated without cause or if he is constructively discharged, as defined in the White Employment Agreement, during the 36-month period following the Merger.  Mr. White is also entitled to a change of control payment if he terminates the White Employment Agreement for any reason during the period beginning on the eighteen month anniversary of the closing of the Merger and ending on the third anniversary of the closing or if his employment is terminated because of death or disability during the first eighteen months following the Merger.

Item 7.01.                   Regulation FD Disclosure

Main Street and First Busey held presentations for their Boards of Directors and employees and intend to hold presentations for shareholders and others regarding the proposed Merger.  At such presentations, Main Street and First Busey discussed and will discuss certain financial and other information relating to the Merger (the “Merger Presentation Materials”) and the Merger Agreement, as well as other items in the Press Release.

The Merger Presentation Materials are included as Exhibit 99.2 to this report and are incorporated into this Item 7.01 by reference.  The information in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act.

Additional Information About This Transaction

The Merger will be submitted to Main Street’s and First Busey’s shareholders for their consideration. First Busey will file a registration statement, which will include a joint proxy statement/prospectus to be sent to each company’s shareholders, and each of Main Street and First Busey may file other relevant documents concerning the Merger with the SEC.  Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Main Street and First Busey, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing First Busey’s website (http://www.busey.com), or by accessing Main Street’s website (http://www.mainstreettrust.com).  Copies can also be obtained, free of charge, by directing a request to Main Street Trust, Inc., attn: David B. White, 100 West University Avenue, Champaign, IL  61820, telephone number: (217) 351-6500; or to First Busey Corporation, attn:  Barbara J. Harrington, 201 West Main Street, Urbana, IL  61801, telephone number:  (217) 365-4513.

Main Street and First Busey and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Main Street and/or First Busey in connection with the Merger. Information about the directors and executive officers of Main Street is set forth in the proxy statement for Main Street’s 2006 annual meeting of shareholders, as filed with the SEC on April 12, 2006.  Information about the directors and executive officers of First Busey is set forth in the proxy statement for First Busey’s 2006 annual meeting of stockholders, as filed with the SEC on March 15, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the Merger when it becomes available. You may obtain free copies of these documents as described above.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements as to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of Main Street and First Busey intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of each of Main Street and First Busey, are generally identified by the use of words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” or “project” or similar expressions. The companies’ respective ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of each of Main Street and First Busey and their respective subsidiaries include, but are not limited to: the risk that the businesses of Main Street and/or First Busey in connection with the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe; changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan or securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.
	2.1	Agreement and Plan of Merger between Main Street Trust, Inc. and First Busey Corporation dated September 20, 2006
	99.1	Letter agreement between Main Street Trust, Inc. and Gregory B. Lykins, dated September 20, 2006
	99.2	Letter agreement between Main Street Trust, Inc. and Van A. Dukeman, dated September 20, 2006
	99.3	Letter agreement between Main Street Trust, Inc. and David B. White, dated September 20, 2006
	99.4	Press Release, dated September 21, 2006
	99.5	Merger Presentation Materials (solely furnished and not filed for purposes of Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET TRUST, INC.

Dated: September 21, 2006	By:	/s/ Van A. Dukeman
Van A. Dukeman
President and Chief Executive Officer